Exhibit 10.8.18

EXECUTION VERSION

ADDITIONAL SECURED DEBT DESIGNATION

Reference is made to the Collateral Agency Agreement dated as of April 25, 2019 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Agency Agreement”) among Gogo Inc., a Delaware corporation (the “Parent”), Gogo Intermediate Holdings LLC, a Delaware limited liability company (the “Company”), Gogo Finance Co. Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), the other Grantors from time to time party thereto, U.S. Bank National Association, as Trustee under the Indenture (as defined therein) and U.S. Bank National Association, as Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Agency Agreement. This Additional Secured Debt Designation is being executed and delivered in order to designate additional secured debt as Priority Lien Debt entitled to the benefit of the Collateral Agency Agreement.

The undersigned, the duly appointed Executive Vice President, Chief Financial Officer and Treasurer of the Company and Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of the Co-Issuer hereby certifies on behalf of the Issuers that:

(A)        the Issuers intend to incur additional Secured Debt (“Additional Secured Debt”) which will be Priority Lien Debt permitted by each applicable Secured Debt Document to be secured by a Priority Lien equally and ratably with all previously existing and future Priority Lien Debt;

(B)        the name and address of the Secured Debt Representative for the Additional Secured Debt for purposes of Section 7.8 of the Collateral Agency Agreement is:

U.S. Bank National Association

190 S. LaSalle Street, 10th Floor

MK-IL-SLTR

Chicago, IL 60603

Attention: Global Corporate Trust

& Escrow Services

Telephone: (312) 332-6781

Facsimile: (312) 332-8009

Email: linda.garcia@usbank.com

(C)        Each of the Issuers and each other Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Secured Debt is secured by the Collateral in accordance with the Security Documents;

(D)        Attached as Exhibit 1 hereto is a Reaffirmation Agreement duly executed by the Issuers and each other Grantor and Guarantor, and

(E)        the Issuers have caused a copy of this Additional Secured Debt Designation to be delivered to each existing Secured Debt Representative.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Issuers have caused this Additional Secured Debt Designation to be duly executed by the undersigned officer as of the date first set forth above.

GOGO INTERMEDIATE HOLDINGS LLC

By:	/s/ Barry Rowan
Name:	Barry Rowan
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

GOGO FINANCE CO. INC.

By:	/s/ Barry Rowan
Name:	Barry Rowan
Title:	Executive Vice President, Chief
Financial Officer, Treasurer and
Assistant Secretary

[Signature page to Additional Secured Debt Designation]

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Agent under the Collateral Agency Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Debt Designation.

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Linda Garcia
Name:	Linda E. Garcia
Title:	Vice President

EXHIBIT 1 TO ADDITIONAL SECURED DEBT

DESIGNATION

REAFFIRMATION AGREEMENT

Reference is made to the Collateral Agency Agreement dated as of April 25, 2019 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Agency Agreement”) among Gogo Inc., a Delaware corporation (the “Parent”), Gogo Intermediate Holdings LLC, a Delaware limited liability company (the “Company”), Gogo Finance Co. Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), the other Grantors from time to time party thereto, U.S. Bank National Association, as Trustee under the Indenture (as defined therein) and U.S. Bank National Association, as Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Agency Agreement. This Reaffirmation Agreement is being executed and delivered as of May 7, 2019 in connection with an Additional Secured Debt Designation of even date herewith which Additional Secured Debt Designation has designated additional secured debt as Priority Lien Debt (as described therein) entitled to the benefit of the Collateral Agency Agreement.

Each of the undersigned hereby consents to the designation of additional secured debt as Priority Lien Debt as set forth in the Additional Secured Debt Designation of even date herewith and hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Priority Lien Documents to which it is party, and agrees that, notwithstanding the designation of such additional indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each Priority Lien Document to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and such additional secured debt shall be entitled to all of the benefits of such Priority Lien Documents.

Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Agency Agreement will apply with like effect to this Reaffirmation Agreement.

[signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation Agreement to be duly executed as of the date written above.

GOGO INC.

By:	/s/ Barry Rowan
	Name:	Barry Rowan
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

GOGO INTERMEDIATE HOLDINGS LLC

By:	/s/ Barry Rowan
	Name:	Barry Rowan
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

GOGO FINANCE CO. INC.

By:	/s/ Barry Rowan
	Name:	Barry Rowan
	Title:	Executive Vice President, Chief
Financial Officer, Treasurer and
Assistant Secretary

GOGO BUSINESS AVIATION LLC

By:	/s/ Barry Rowan
	Name:	Barry Rowan
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

GOGO LLC

By:	/s/ Barry Rowan
	Name:	Barry Rowan
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

[Signature page to Reaffirmation Agreement]

AC BIDCO LLC

By:	/s/ Barry Rowan
	Name:	Barry Rowan
	Title:	Executive Vice President, Chief
Financial Officer, Treasurer and
Assistant Secretary

GOGO INTERNATIONAL HOLDINGS LLC

By:	/s/ Barry Rowan
	Name:	Barry Rowan
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

GOGO CONNECTIVITY LTD.

By:	/s/ Barry Rowan
	Name:	Barry Rowan
	Title:	Executive Vice President and
Chief Financial Officer

[Signature page to Reaffirmation Agreement]